THIRTY SEVENTH AMENDMENT TO
SECURED SENIOR LENDING AGREEMENT BY AND BETWEEN
PIONEER FINANCIAL SERVICES, INC., PSLF, INC., PIONEER SERVICES SALES FINANCE, INC., AND PIONEER FUNDING, INC. AND SUBSIDIARIES (COLLECTIVELY, THE “BORROWERS”)

AND

UMB BANK, N.A., ARVEST BANK, COMMERCE BANK, N.A., FIRST BANK, TEXAS CAPITAL BANK, N.A., BMO HARRIS BANK N.A., FIRST CITIZENS BANK, BANCFIRST, CITIZENS BANK & TRUST, ENTERPRISE BANK AND
TRUST, STIFEL BANK & TRUST, SUNFLOWER BANK, N.A., BANK OF BLUE VALLEY, ONB BANK AND TRUST COMPANY, THE PRIVATE BANK AND TRUST COMPANY, BANK MIDWEST, A DIVISION OF NBH BANK, N.A., WILLIAM D. SULLIVAN FAMILY INVESTMENT GROUP, LLC.
(COLLECTIVELY, THE “VOTING BANKS”) AND
PARKSIDE FINANCIAL BANK & TRUST, CROSSFIRST BANK, PAGE COUNTY STATE BANK, CROSSFIRST BANK LEAWOOD, PEOPLES COMMUNITY STATE BANK, FIRST STATE BANK & TRUST CO. OF LARNED, UNITED BANK OF KANSAS, MACON ATLANTA STATE BANK, PEOPLES COMMUNITY BANK, BLUE RIDGE BANK AND TRUST CO., FIRST COMMUNITY BANK, GUARANTY BANK, ONB BANK AND
TRUST COMPANY, ALTERRA BANK, FIRST FEDERAL SAVINGS BANK OF CRESTON FSB, HAWTHORN BANK AND LYON COUNTY STATE BANK
(COLLECTIVELY, THE “NON-VOTING BANKS”) AND
UMB BANK, N.A. (“AGENT”) DATED AS OF May 5, 2014

THIRTY SEVENTH AMENDMENT TO SECURED SENIOR LENDING AGREEMENT

This Thirty Seventh Amendment to Secured Senior Lending Agreement (the “Amendment”) is made and is effective as of this 5th day of May, 2014 (the “Effective Date”) by and between the following parties:
1. Pioneer Financial Services, Inc., a Missouri corporation (hereinafter referred to as (“Pioneer”), PSLF, INC., a Missouri corporation (“PSLF”), Pioneer Services Sales Finance, Inc., a Nevada corporation (“Sales Finance”) and Pioneer Funding, Inc., a Nevada corporation (“Funding”) (All of Pioneer, PSLF, Sales Finance and Funding, each being referred to individually as a “Borrower” and collectively as the “Borrowers”).
2. UMB Bank, N.A., a national banking association (“UMB”), Arvest Bank, an Oklahoma banking corporation (“Arvest”), Commerce Bank, N.A., a national banking association (“Commerce”), First Bank, a Missouri banking corporation (“FBM”), Texas Capital Bank, N.A., a national banking association (“Texas”), BMO Harris Bank N.A. (“BMO Harris”), First Citizens Bank, a Kentucky banking corporation (“First Citizens”) BancFirst, an Oklahoma banking corporation (“BF”), Citizens Bank & Trust, a Missouri corporation (“Citizens”), Enterprise Bank and Trust, a Missouri Charter Trust Company (“Enterprise”), and Stifel Bank & Trust, a Missouri banking corporation (“Stifel”), Sunflower Bank, N.A., a national banking association (“Sunflower”), Bank of Blue Valley, a Kansas banking corporation (“Blue Valley”), ONB Bank and Trust Company ("ONB"), The Private Bank and Trust Company, an Illinois banking corporation, (“Private”) Bank Midwest, A Division of NBH Bank, N.A., (“Midwest”) and William D. Sullivan Family Investment Group, LLC., a Nevada limited liability company (“Sullivan Investment”), (all of UMB, Arvest, Commerce, FBM, Texas, Southwest, First Citizens, BF, Citizens, Enterprise, Stifel,

Blue Valley, ONB Midwest, Private and Sullivan Investment each being hereinafter referred to individually as a “Voting Bank” and collectively as the “Voting Banks”);

3. Parkside Financial Bank & Trust, a Missouri corporation (“Parkside”), CrossFirst Bank, a national banking association (“CrossFirst”), Page County State Bank, a Missouri banking corporation (“Page”), CrossFirst Bank Leawood, a Kansas banking corporation (“CrossFirst- Leawood”), Peoples Community State Bank, a Missouri banking corporation (“Peoples Community”), First State Bank & Trust Co. of Larned, a Kansas banking corporation (“First State- Larned”), United Bank of Kansas, a Kansas banking corporation (“United”), Macon Atlanta State Bank, a Missouri banking corporation (“Macon”), Peoples Community Bank, a Missouri banking corporation (“Peoples Community”), Blue Ridge Bank and Trust Co., a Missouri banking corporation (“Blue Ridge”), First Community Bank, a Missouri banking corporation (“First Community”), Guaranty Bank, a Missouri banking corporation (“Guaranty”), ONB Bank and Trust Company, an Oklahoma corporation (“ONB”), Alterra Bank, a Kansas banking corporation (“Alterra”), First Federal Savings Bank of Creston FSB, an Iowa corporation (“Creston”), Hawthorn Bank, a Missouri banking corporation (“Hawthorn”), and Lyon County State Bank, a Kansas banking corporation (“Lyon”) (all of Parkside, CrossFirst, Page, CrossFirst-Leawood, Peoples-Community, First State-Larned, United, Macon, Peoples Community, Blue Ridge, First Community, Guaranty, ONB, Alterra, Creston, Hawthorn, and Lyon, each being hereinafter referred to individually as a “Non-Voting Bank” and collectively as the “Non-Voting Banks”); and
4. UMB is hereinafter also sometimes referred to as “Agent” when it acts in its capacity as Agent for the Banks.

WHEREAS, Pioneer, Agent and certain of the Voting Banks entered into a Secured Senior Lending Agreement among themselves originally dated as of June 12, 2009, which has subsequently been amended by various amendments numbered 1 through 36 which modified certain of the terms and added additional Voting Banks and Non-Voting Banks (collectively, “Banks”) (hereinafter referred to, as previously amended, as the “Agreement”); and

WHEREAS, the Borrowers, Agent and each of the Banks desire to further amend the

Agreement by this Amendment; and
WHEREAS, the Borrowers hereby confirm that all notes, documents evidencing or confirming the grant of liens and security interests and all other related documents executed pursuant to the Agreement, except as otherwise expressly amended by this Agreement, remain in full force and effect; and
WHEREAS, this Agreement may be amended in the manner described in this Amendment upon the approval of the Voting Banks and without the approval of the Non-Voting Banks; and
WHEREAS, the Borrowers, Agent and the Banks desire that all existing and future extensions of credit by any of the Banks to the Borrowers be subject to the terms and conditions of the Agreement as amended by this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS TO THE AGREEMENT
The following amendment is hereby made by deleting Section 6.15(i) of the Agreement and replacing it with the following:

(i)    Senior Debt/Tangible Net Worth Ratio.    The

Borrowers will at no time permit their Senior Debt to exceed 3.5 times their Consolidated Tangible Net Worth, based on the Borrowers’ then-outstanding Senior Debt and their Consolidated Tangible Net Worth set forth in the latest quarterly financial statements delivered by the Borrowers in accordance with the terms of this Agreement.
The following amendment is hereby made by deleting Section 6.15(iii) of the Agreement and replacing it with the following:
(iii) Senior Debt/Net Receivable Ratio. The Borrowers will at no time permit the ratio of Senior Debt to all Consolidated Net Receivables to exceed .70 to 1 based on the Borrowers’ then- outstanding Senior Debt and their Consolidated Net Receivables set forth in the latest quarterly financial statements delivered by the Borrowers in accordance with the terms of this Agreement or as set forth in the Borrowers’ internally prepared monthly financial statements, as required in either case by Section 6.1(i).

The following amendment is hereby made by deleting Section 5.5 of the Agreement in its entirety and replacing it with the following:

5.5    Litigation. Except as previously disclosed in writing to the
Agent there is no pending or, to each Borrower’s Knowledge, threatened action, suit or proceeding (i) in any tribunal, whether at law or in equity, or (ii) by or before any governmental instrumentality or other agency, against any Borrower, the Guarantor or MidCountry Bank or affecting any Borrower, the Guarantor or MidCountry Bank, or any of their respective assets or property which, if adversely determined, would have a Material Adverse Effect on any Borrower’s financial condition or would otherwise adversely affect any Borrower’s ability to perform its obligations under this Agreement in a materially adverse manner.

SECTION 2

REAFFIRMATION OF REMAINDER OF AGREEMENT

All provisions of the Agreement except for those sections specifically modified or added as described herein shall remain unchanged and in full force and effect.

SECTION 3

CONSENTS AND APPROVALS

The terms of this Amendment are hereby approved by all of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PIONEER FINANCIALSERVICES, INC
By:	______________________
Name:	Laura V. Stack
Title:	Treasurer

PIONEER FUNDING, INC.
By:	______________________
Name:	Laura V. Stack
Title:	Secretary and Treasurer

PSLF, Inc.
By:	______________________
Name:	Laura V. Stack
Title:	Treasurer

PIONEER SERVICES SALES AND FINANCE, INC.
By:	______________________
Name:	Laura V. Stack
Title:	Secretary and Treasurer

FIRST BANK		ARVEST BANK
By:	______________________	By:	______________________
Name:	Stephan Sainz	Name:	Cindy Nunley
Title:	Executive Vice-President	Title:	Senior Vice-President

BANCFIRST		FIRST CITIZENS BANK
By:	______________________	By:	______________________
Name:	Mark C. Demos	Name:	Scott T. Conway
Title:	Senior Vice-President	Title:	Chief Executive Officer

UMB BANK, N.A., as a Bank and as Agent		ONB BANK AND TRUST COMPANY
By:	______________________	By:	______________________
Name:	Douglas F. Page	Name:	Matt Adams
Title:	Executive Vice-President	Title:	Senior Vice-President
Commercial Loan Officer

CITIZENS BANK & TRUST		COMMERCE BANK, N.A.
By:	______________________	By:	______________________
Name:	Kelley Wilcox	Name:	Aaron Siders
Title:	Senior Vice President, Commercial	Title:	Senior Vice-President
Banking

TEXAS CAPITAL BANK, N.A		ENTERPRISE BANK AND TRUST
By:	______________________	By:	______________________
Name:	Reed Allton	Name:	Linda Hanson
Title:	Executive Vice President	Title:	Regional President, Kansas City

BANK OF BLUE VALLEY		STIFEL BANK & TRUST
By:	______________________	By:	______________________
Name:	Kevin Klamm	Name:	John Haffenreffer
Title:	Commercial Loan Officer	Title:	President

SUNFLOWER BANK, N.A.		WILLIAM D. SULLIVAN FAMILY INVESTMENT GROUP, LLC
By:	______________________	By:	______________________
Name:	Glynn Sheridan	Name:	William D. Sullivan
Title:	President	Title:	President

BMO HARRIS N.A.		BANK MIDWEST
By:	______________________	By:	______________________
Name:	David B. Warning	Name:	Kevin E. Kramer
Title:	Executive Vice President	Title:	Executive Vice President

THE PRIVATE BANK
By:	______________________
Name:	David B. Vande Ven
Title:	Managing Director